UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2005 (December 13, 2004)

GTx, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	005-79588	62-1715807
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

3 N. Dunlap Street
3rd Floor, Van Vleet Building
Memphis, Tennessee 38163
(901) 523-9700
(Address, including zip code, of Registrant’s principal executive offices
Registrant’s telephone number, including area code,)

_____________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement.

Explanatory Note: This Form 8-K/A amends the Current Reports on Form 8-K, filed with the Securities and Exchange Commission on December 14, 2004 and December 30, 2004, in order to include the Purchase Agreement and the Amended and Restated License Supply Agreement with Orion Corporation as exhibits to such current Reports on Form 8-K.

ITEM 9.01 Financial Statements and Exhibits.

     (c) Exhibits

Exhibit
Number	Description
10.1†	Purchase Agreement with Orion Corporation dated December 13, 2004

10.2†	Amended and Restated License Supply Agreement with Orion Corporation dated December 29, 2004.

†	Portions of the exhibits (indicated by asterisks) have been omitted pursuant to a request for confidential treatment and this exhibit has been filed separately with the Securities and Exchange Commission.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GTx, Inc.
Date: March 7, 2005	By:	/s/ Henry P. Doggrell
		Name:	Henry P. Doggrell
		Title:	Vice President, General Counsel and Secretary